United States

Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 13, 2013

Commission File No.	Exact Name of Registrant as Specified in its Charter and Principal Office Address and Telephone Number	State of Incorporation	I.R.S. Employer Identification Number

1-16681	The Laclede Group, Inc. 720 Olive Street St. Louis, MO 63101 314-342-0500	Missouri	74-2976504

1-1822	Laclede Gas Company 720 Olive Street St. Louis, MO 63101 314-342-0500	Missouri	43-0368139

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 13e-4(c))

Item 8.01 Other Events.

On August 13, 2013, Laclede Gas Company (“Laclede Gas”), a wholly owned subsidiary of The Laclede Group, Inc. (“Laclede Group”), issued $100 million in aggregate principal amount of its 2.000% Series First Mortgage Bonds due 2018, $250 million in aggregate principal amount of its 3.400% Series First Mortgage Bonds due 2023 and $100 million in aggregate principal amount of its 4.625% Series First Mortgage Bonds due 2043 (collectively, the “Bonds”) pursuant to an Underwriting Agreement (the “Underwriting Agreement”) between Laclede Gas and the several underwriters named therein for whom Wells Fargo Securities, LLC acted as representative.

The Bonds are being issued pursuant to Laclede Gas’ registration statement on Form S-3 (Registration No. 333-190388-01) (the “Registration Statement”), which became effective upon filing with the Securities and Exchange Commission, and the related prospectus dated August 6, 2013 and prospectus supplement dated August 6, 2013. The Bonds will be governed by the Mortgage and Deed of Trust, dated as of February 1, 1945, between Laclede Gas and UMB Bank & Trust, n.a., as successor trustee, as amended and supplemented by all supplemental indentures thereto, the latest of which is the Thirty-Second Supplemental Indenture relating to the Bonds, dated as of August 13, 2013.

Laclede Gas intends to use the net proceeds from the offering of the Bonds, together with short-term debt and cash on hand (including cash received from the sale of its stock to Laclede Group, representing the proceeds of Laclede Group’s recently completed equity offering), to fund the consideration for the acquisition from Southern Union Company of substantially all of the assets and liabilities of Missouri Gas Energy (“MGE”) and for general corporate purposes. With the closing of the offering of the Bonds, Laclede Group and Laclede Gas have raised sufficient funds to close the acquisition of MGE.

This Current Report on Form 8-K is being filed to report as exhibits certain documents in connection with the offering and sale of the Bonds for incorporation by reference into the Registration Statement.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed as part of this report:

1.1	Underwriting Agreement, dated August 6, 2013, between Laclede Gas and the several underwriters named therein for whom Wells Fargo Securities, LLC acted as representative.

4.1	Thirty-Second Supplemental Indenture dated as of August 13, 2013.

5.1	Opinion of Mark C. Darrell, Esq.

23.1	Consent of Mark C. Darrell, Esq. (included in Exhibit 5.1 hereto).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE LACLEDE GROUP, INC.

Date: August 13, 2013	By:	/s/ S. P. Rasche
S. P. Rasche
Senior Vice President, Finance and Accounting

LACLEDE GAS COMPANY

Date: August 13, 2013	By:	/s/ S. P. Rasche
S. P. Rasche
Chief Financial Officer

Exhibit Index

Exhibit Number	Description

1.1	Underwriting Agreement, dated August 6, 2013, between Laclede Gas and the several underwriters named therein for whom Wells Fargo Securities, LLC acted as representative.

4.1	Thirty-Second Supplemental Indenture dated as of August 13, 2013.

5.1	Opinion of Mark C. Darrell, Esq.

23.1	Consent of Mark C. Darrell, Esq. (included in Exhibit 5.1 hereto).